UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006 (August 29, 2006)

PEOPLES ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

    On August 24, 2006, Peoples Energy Corporation (“Peoples Energy”) and Thomas M. Patrick, Chairman of the Board, President and CEO, agreed upon the terms of an Employment and Retention Agreement that will replace his change in control severance agreement. The new Employment and Retention Agreement has yet to be reduced to writing. Under the new agreement, Mr. Patrick will give up the severance payments he would have otherwise received under his change in control severance agreement upon completion of the merger, under which Peoples Energy will become a wholly owned subsidiary of WPS Resources Corporation (“WPS”), including without limitation the obligation of Peoples Energy to pay Mr. Patrick an amount sufficient on an after-tax basis to satisfy any golden parachute excise tax liability imposed by Section 4999 of the Internal Revenue Code of 1986, as amended. Mr. Patrick has also waived the obligation of Peoples Energy to fund certain of his nonqualified retirement benefits under a trust maintained by Peoples Energy, commonly called a rabbi trust; instead, such benefits will be paid with general corporate assets.

Peoples Energy has agreed to retain Mr. Patrick on an at will basis at his current salary, subject to increase from time to time in accordance with salary increases generally granted to company executives. Mr. Patrick shall remain eligible to participate in all bonus programs, incentive arrangements, employee benefit plans and perquisite plans for which he is eligible in accordance with their terms. Peoples Energy has also agreed that if Mr. Patrick elects to receive his supplemental retirement benefit in the form of an annuity and such payments are delayed six months to comply with tax laws, Mr. Patrick's first payment will equal the total of the annuity payments he otherwise would have received during the six months immediately following his employment termination.

Mr. Patrick is eligible to receive an incentive bonus and a success bonus under the agreement. Mr. Patrick will receive an incentive bonus in consideration for, among other things, terminating his change in control severance agreement if he remains employed by Peoples Energy through November 30, 2006 or dies or experiences a disability, as disability is defined under the agreement, on or before that date. $1,000,000 of the bonus will be paid on December 1, 2006 and the remainder of $1,775,000 will be paid six months after his employment termination.

Mr. Patrick will be paid a success bonus of $2,000,000 if he remains employed with the company as of:

(i)	the later of (A) the completion date of the merger or (B) at Peoples Energy's option the three-month anniversary date of the completion date of the merger; or

(ii)
if the merger is abandoned and does not close, the later of (A) the date Peoples Energy hires a new chief executive officer and he or she commences service in such position, or (B) at Peoples Energy's option the three-month anniversary date of the new chief executive officer's first day of service; or

(iii)
the date Peoples Energy terminates his employment due to death, disability or a reason other than cause, as cause is defined in the agreement, before the occurrence of an event described in (i) or (ii) above.

The success bonus will be paid six months after Mr. Patrick's employment termination.

Peoples Energy expects that the agreement with Mr. Patrick will be finalized in writing in the near future and will file the agreement as an exhibit to its annual report on Form 10-K for the fiscal year ended September 30, 2006.

FORWARD-LOOKING STATEMENTS

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed merger, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of WPS and Peoples Energy. There can be no assurance as to the timing of the closing of the merger or whether the merger will close at all. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that WPS will file with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger. Additional factors that may affect the future results of WPS and Peoples Energy are set forth in their respective Form 10-K reports for the year ended December 31, 2005 and September 30, 2005, respectively, and other filings with the SEC. Investors and security holders may obtain free copies of these documents (when they are available) at the SEC’s web site at www.sec.gov. WPS and Peoples Energy undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

This communication is not a solicitation of a proxy from any security holder of WPS or Peoples Energy. WPS intends to file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of WPS and Peoples Energy that also constitutes a prospectus of WPS, which will be sent to the shareholders of WPS and Peoples Energy. Shareholders are urged to read the joint proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about WPS, Peoples Energy and the proposed transaction. A definitive proxy statement will be sent to shareholders of WPS and Peoples Energy seeking approval of the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from WPS upon written request to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by calling (920) 433-1727, or from Peoples Energy, upon written request to Peoples Energy Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling (312) 240- 4366.

PARTICIPANTS IN THE PROPOSED TRANSACTION

WPS, Peoples Energy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of WPS may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006. Information about the directors and executive officers of Peoples Energy may be found in its Amendment No. 1 to its 2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 6, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

Date: August 29, 2006	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Executive Vice President and Chief Financial Officer